UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    October 16, 2006
                                                    ----------------------------


--------------------------------------------------------------------------------
                    Hercules Technology Growth Capital, Inc.

--------------------------------------------------------------------------------
     Maryland                    814-00702                        74-3113410

--------------------------------------------------------------------------------
     525 University Avenue, Suite 700, Palo Alto, CA                94301

 Registrant's telephone number, including area code    650/289-3060
                                                       -------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02 Results of Operations and Financial Condition

On October 16, 2006, Hercules Technology Growth Capital, Inc. issued a press release announcing that it had declared a dividend. The text of the press release is included as an exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1 Press release dated October 16, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


October 16, 2006
                                                     /s/ Scott Harvey
                                                     ----------------
                                                     Scott Harvey
                                                     Chief Legal Officer



                                  EXHIBIT INDEX


Exhibit No.     Description of Exhibits
-----------     ---------------------------
   99.1         Press Release dated October 16, 2006